NOTE 10 - PENSION PLANS (Detail) - Schedule of changes in fair value of plan assets (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 29, 2012	Dec. 31, 2011
Change in Plan Assets:
Fair value of plan assets at beginning of year	$ 4,100	$ 4,530
Actual return (loss) on plan assets	563	(96)
Employer contributions	307	153
Expenses	(21)	(18)
Benefits paid	(477)	(469)
Fair value of plan assets at end of year	4,472	4,100
Unfunded status	(2,996)	(2,777)
Amounts recognized in the consolidated balance sheets consist of:
Accrued expense - current	(355)	(308)
Other liabilities - long term	(2,641)	(2,469)
	(2,996)	(2,777)
Amounts recognized in accumulated other comprehensive income consist of:
Net loss	(4,126)	(3,773)
Information for pension plans with an accumulated benefit obligation in excess of plan assets:
Projected benefit obligation	7,468	6,877
Accumulated benefit obligation	7,468	6,877
Fair value of plan assets	$ 4,472	$ 4,100